UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 22, 2004

                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

    Texas                            0-19797                     74-1989366
  (State of                      (Commission File              (IRS employment
incorporation)                        Number)                identification no.)

                        601 North Lamar Blvd., Suite 300
                               Austin, Texas 78703
                    (Address of principal executive offices)

               Registrant's telephone number, including area code
                                  512-477-4455

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Item 8.01 Other Events

On September 22, 2004, the Company issued a press release announcing that its Board of Directors has declared a dividend of $0.15 per share, payable October 18, 2004 to shareholders of record at the close of business on October 8, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits.

            Exhibit 99.1 Whole Foods Market, Inc. dividend announcement, dated
                         September 22, 2004


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

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WHOLE FOODS MARKET, INC.

Date: September 22, 2004                        By: /s/ Glenda Flanagan
                                                    ----------------------------
                                                    Glenda Flanagan,
                                                    Executive Vice President and
                                                    Chief Financial Officer


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